EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION

906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Sky Power Solutions Corp. (the “Company”) on Form 10-Q for the six months ended January 31, 2013, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Liudmilla Voinarovska , Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Liudmilla Voinarovska

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Liudmilla Voinarovska

Chief Executive Officer and

Principal Financial Officer

March 14, 2013